Exhibit 99.1
                                                                    ------------

                             JOINT FILING AGREEMENT

                     The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on
Schedule 13G and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.


 February 7, 2003                                 *
 -----------------             ---------------------------------------------
     Date                      Thomas O. Hicks


                         *By:      /s/ David W. Knickel
                               -------------------------------------------------
                                   David W. Knickel,
                                   Attorney-in-Fact

                         HM 1-FOF COINVESTORS CAYMAN, L.P.

                         By:  HICKS, MUSE GP PARTNERS L.A. CAYMAN,
                              L.P., its general partner

                              By:  HICKS, MUSE LATIN AMERICA FUND
                                   GP CAYMAN, L.L.C.,its general
                                   partner


                                   By:  /s/ David W. Knickel
                                       -----------------------------------------
                                        David W. Knickel
                                        Vice President, Treasurer and
                                        Secretary


                         HICKS, MUSE GP PARTNERS L.A. CAYMAN, L.P.

                         By:  HICKS, MUSE LATIN AMERICA FUND GP
                              CAYMAN, L.L.C., its general partner


                              By:    /s/ David W. Knickel
                                    --------------------------------------------
                                     David W. Knickel
                                     Vice President, Treasurer and
                                     Secretary


                        Page 99-1

                         HICKS, MUSE LATIN AMERICA FUND GP CAYMAN,
                         L.L.C.


                         By:  /s/ David W. Knickel
                             ---------------------------------------------------
                             David W. Knickel
                             Vice President, Treasurer and Secretary


                         HMTF EQUITY FUND IV (1999) CAYMAN, L.P.

                         By:   HM EQUITY FUND IV/GP CAYMAN, L.P.,
                               its general partner

                               By:   HM GP PARTNERS IV CAYMAN, L.P.,
                                     its general partner

                                       By:    HM FUND IV CAYMAN, LLC,
                                              its general partner


                                            By: /s/ David W. Knickel
                                                --------------------------------
                                                David W. Knickel
                                                Vice President,
                                                Treasurer and
                                                Secretary


                         HMTF PRIVATE EQUITY FUND IV (1999) CAYMAN,
                         L.P.

                         By:     HM EQUITY FUND IV/GP CAYMAN, L.P.,
                                 its general partner

                                 By:   HM GP PARTNERS IV CAYMAN,
                                       L.P., its general partner

                                       By:  HM FUND IV CAYMAN, LLC,
                                            its general partner


                                            By:  /s/ David W. Knickel
                                                --------------------------------
                                                David W. Knickel
                                                Vice President,
                                                Treasurer and
                                                Secretary


                        Page 99-2

                         HM EQUITY FUND IV/GP CAYMAN, L.P.

                         By:     HM GP PARTNERS IV CAYMAN, L.P.,
                                 its general partner

                                 By:  HM FUND IV CAYMAN, LLC,
                                      its general partner


                                      By:  /s/ David W. Knickel
                                          --------------------------------------
                                            David W. Knickel
                                            Vice President, Treasurer
                                            and Secretary

                         HICKS, MUSE PG-IV (1999), C.V.

                         By:   HM EQUITY FUND IV/GP PARTNERS (1999),
                               C.V., its general partner

                               By:   HM GP PARTNERS IV CAYMAN, L.P.,
                                     its general partner

                                     By:    HM FUND IV CAYMAN, LLC,
                                            its general partner


                                       By:   /s/ David W. Knickel
                                           -------------------------------------
                                            David W. Knickel
                                            Vice President, Treasurer
                                            and Secretary


                         HM EQUITY FUND IV/GP PARTNERS
                               (1999), C.V.

                         By:     HM GP PARTNERS IV CAYMAN, L.P.,
                                 its general partner

                                 By:     HM FUND IV CAYMAN, LLC,
                                         its general partner


                                      By:  /s/ David W. Knickel
                                          --------------------------------------
                                            David W. Knickel
                                            Vice President, Treasurer
                                            and Secretary



                        Page 99-3

                         HM 4-P COINVESTORS CAYMAN, L.P.

                         By:   HM GP PARTNERS IV CAYMAN, L.P.,
                               its general partner

                               By:   HM FUND IV CAYMAN, LLC,
                                     its general partner


                                     By:  /s/ David W. Knickel
                                         ---------------------------------------
                                           David W. Knickel
                                           Vice President, Treasurer
                                           and Secretary


                         HM 4-EN COINVESTORS CAYMAN, L.P.

                         By:   HM GP PARTNERS IV CAYMAN, L.P.,
                               its general partner

                               By:    HM FUND IV CAYMAN, LLC,
                                      its general partner


                                      By:  /s/ David W. Knickel
                                          --------------------------------------
                                            David W. Knickel
                                            Vice President, Treasurer
                                            and Secretary


                         HM 4-EQ COINVESTORS CAYMAN, L.P.

                         By:     HM GP PARTNERS IV CAYMAN, L.P.,
                                 its general partner

                                 By:    HM FUND IV CAYMAN, LLC,
                                        its general partner


                                        By:  /s/ David W. Knickel
                                            ------------------------------------
                                            David W. Knickel
                                            Vice President, Treasurer
                                            and Secretary



                        page 99-4

                         HM GP PARTNERS IV CAYMAN, L.P.

                         By:     HM FUND IV CAYMAN, LLC,
                                 its general partner


                                 By:  /s/ David W. Knickel
                                     -------------------------------------------
                                      David W. Knickel
                                      Vice President, Treasurer and
                                      Secretary

                         HM FUND IV CAYMAN, LLC


                                   By:  /s/ David W. Knickel
                                       -----------------------------------------
                                        David W. Knickel
                                        Vice President, Treasurer and
                                        Secretary


                         HMEU 1-EN COINVESTORS, L.P.

                         By:     HMEU INTERMEDIATE PARTNERS I-C,
                                 L.P., its general partner

                                 By:     HMEU FUND I-C, INC., its
                                         general partner


                                      By: /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President, Treasurer
                                          and Secretary


                         HMEU 1-EQ COINVESTORS, L.P.

                         By:    HMEU INTERMEDIATE PARTNERS I-C,
                                L.P., its general partner

                                By:       HMEU FUND I-C, INC., its
                                          general partner


                                          By:  /s/ David W. Knickel
                                              ----------------------------------
                                               David W. Knickel
                                               Vice President, Treasurer and
                                               Secretary


                                   Page 99-5

                         HMEU 1-P COINVESTORS, L.P.

                         By: HMEU INTERMEDIATE PARTNERS I-C, L.P., its general partner

                                   By:      HMEU FUND I-C, INC.,
                                            its general partner


                                            By:  /s/ David W. Knickel
                                                --------------------------------
                                                 David W. Knickel
                                                 Vice President, Treasurer and
                                                 Secretary


                         HMEU INTERMEDIATE PARTNERS I-C, L.P.

                         By:       HMEU FUND I-C, INC., its general partner


                                   By:  /s/ David W. Knickel
                                       -----------------------------------------
                                        David W. Knickel
                                        Vice President, Treasurer and Secretary


                         HMTF EUROPE FUND CAYMAN, L.P.

                         By:       HMEU FUND I-C, INC., its general partner


                                   By:  /s/ David W. Knickel
                                       -----------------------------------------
                                        David W. Knickel
                                        Vice President, Treasurer and Secretary


                         HMTF EUROPE PRIVATE FUND CAYMAN, L.P.

                         By:       HMEU FUND I-C, INC., its general partner


                                   By:  /s/ David W. Knickel
                                       -----------------------------------------
                                        David W. Knickel
                                        Vice President, Treasurer and Secretary




                                   Page 99-6

                         HM PG EUROPE I, C.V.

                         By:       HMEU FUND I-C, INC., its general partner

                                   By:        /s/ David W. Knickel
                                       -----------------------------------------
                                        David W. Knickel
                                        Vice President, Treasurer and Secretary


                         HMEU FUND I-C, INC.


                                   By:        /s/ David W. Knickel
                                       -----------------------------------------
                                        David W. Knickel
                                        Vice President, Treasurer and Secretary







                                   Page 99-7